 Rule 497(e)
File No. 333-283221

REX ETF TRUST

PROSPECTUS

REX Defensive Autocallable Income ETF (DACL)

September 25, 2026

The fund set forth above (the “Fund”) is a series of REX ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE” or the “Exchange”).

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

REX Defensive Autocallable Income ETF

Investment Objective

The Fund seeks to generate monthly income while providing enhanced downside mitigation through exposure to the Bloomberg US Large Cap VolMax Defensive Autocallable Index (the “Autocallable Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.74%
Fee Waiver(2)	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver	0.65%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year. The cost of investing in swap agreements and any costs embedded in the Underlying Reference Index are indirect expenses and are not included in the above fees and expenses table or reflected in the expense example. These costs will be, however, reflected in the Fund’s total return and performance information.

(2)	REX Advisers, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion of the management fee equal to 0.09% of average daily net assets of the Fund at least through July 31, 2027. The agreement may be terminated by the Trust, on behalf of the Fund, for any reason and at any time and by the Fund’s investment adviser only after July 31, 2027 upon 30 days’ prior notice to the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Fund Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$67	$206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to generate monthly income while providing enhanced downside mitigation through exposure to the Autocallable Index. The Fund pursues this objective by seeking to track the price and yield performance of the Autocallable Index. The Autocallable Index is designed to reflect the total return performance of a theoretical portfolio of synthetic autocallable yield notes (“Autocallable Contracts”). As discussed below, the enhanced downside protection the Fund seeks to provide is relative to owning a single underlying Autocallable Contract and based on the Autocallable Contract’s buffered downside protection compared to a barrier structure in which the principal is impaired by the full negative performance of the reference index once performance falls below the risk barrier. The Fund’s synthetic exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk and diversification across multiple Autocallable Contracts that may help preserve capital over time. REX Advisers, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments that provide exposure to the Autocallable Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

To obtain exposure to the Autocallable Index, the Fund will use financial instruments, including unfunded total return swap agreements. These swap agreements reference the Autocallable Index, which is designed to reflect the total return performance of a theoretical portfolio of synthetic Autocallable Contracts, allowing the Fund to gain comprehensive exposure to these synthetic Autocallable Contracts through a single instrument.

A total return swap is a financial agreement between two parties where one party agrees to make a payment(s) to the other party (i.e., counterparty) based on a fixed or variable interest rate in exchange for a payment(s) based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of a set interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable.

The Fund’s unfunded total return swap agreements will be entered into with one or more major financial institutions for a specified period ranging from one day to more than one year, whereby the Fund and the financial institution will agree to exchange or “swap” the return (or differentials in rates of return) earned or realized on the Autocallable Index. The Fund’s swap agreements are “unfunded” because the Fund does not make an upfront payment to the counterparty. Rather, the Fund and counterparty agree to exchange the total economic return of the Autocallable Index while the Fund provides a separate collateral basket to the counterparty. Unfunded total return swaps allow the Fund to gain economic exposure to the Autocallable Index without owning it directly or committing the full notional amount at the time the swap is entered into. The Fund expects to obtain exposure to the Autocallable Index through these unfunded total return swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. To serve as collateral in connection with the Fund’s swap agreements, the Fund may invest in the following instruments: U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; money market funds; and cash and cash equivalents. The Fund may also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”).

The Fund’s portfolio will be comprised principally of unfunded total return swap agreements that provide the Fund’s exposure to the Autocallable Index, U.S. Treasury securities (“U.S. Treasuries”) with remaining maturities of one year or less, cash and cash equivalents, and Box Spreads. Additionally, in order to meet its margin requirements on the swap agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments (as described above). A Box Spread is an offsetting set of options, including standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”), that have risk and return characteristics similar to cash equivalents. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The underlying reference asset for the options that make up the Box Spread is expected to be a broad based securities market index or an ETF that tracks such broad based securities market index.

The Fund seeks to generate income and intends to make monthly distributions to investors.  Actual distribution amounts may vary depending on whether the performance of the underlying reference asset of the Autocallable Contracts meet certain predefined levels, as described below, and other factors such as the occurrence of autocall events and the income generated from U.S. Treasuries, cash and cash equivalents, and Box Spreads. The Fund does not guarantee any specific distribution level. Additional information regarding the Fund’s distributions can be found on the Fund’s website at https://www.rexshares.com/dacl.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Autocallable Index

The Autocallable Index is a rules-based index designed to reflect the total return performance of a theoretical portfolio of approximately 252 to 1,260 synthetic Autocallable Contracts. An Autocallable Contract is a structured derivative contract, the income and value of which are tied to a reference asset or index relative to predefined levels. The Autocallable Index utilizes a laddered structure for the Autocallable Contracts, with each commencing at a distinct entry point while having similar predefined terms. The coupon payments and settlement value of the Autocallable Contracts at maturity, and ultimately the Fund’s total return swap, are dependent on the performance of the Bloomberg US Large Cap VolMax 30 Index (the “Underlying Reference Index”). The Underlying Reference Index seeks to deliver amplified equity return through a systematic approach, dynamically adjusting exposures to the Bloomberg 500 Total Return Index (the “Underlying Equity Index”) to target a 30% volatility level. Bloomberg Index Services Limited (“Index Provider”) is the index provider of the Autocallable Index, the Underlying Reference Index, and the Underlying Equity Index.

Autocallable Contracts

Each synthetic Autocallable Contract included in the Autocallable Index generates a monthly coupon (a “Coupon”) on a set observation date (each, an “Observation Date”), provided that the level of the Underlying Reference Index exceeds a certain predefined level (the “Coupon Barrier”). If the level of the Underlying Reference Index is below the Coupon Barrier on the Autocallable Contract’s Observation Date, no Coupon is generated for that Observation Date. The date each Autocallable Contract is added to the Autocallable Index is referred to as its “Strike Date.” Each Autocallable Contract is also subject to a one-year non-callable period from the Strike Date (the “Non-Callable Period”), which ensures that the Autocallable Index has at least one year of exposure to the intended payoff structure, without the risk of early termination. Each Autocallable Contract is assigned an initial notional amount at inception, which functions similarly to the principal amount of a note for purposes of calculating settlement value and coupon payments.

Each Autocallable Contract will be autocalled (i.e., removed from the Autocallable Index) if the level of the Underlying Reference Index is greater than or equal to a certain predetermined barrier (the “Autocallable Barrier”) on an Observation Date that is after the Non-Callable Period. In such case, the Autocallable Contract will generate a Coupon for that Observation Date, all remaining Coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. When an Autocallable Contract is autocalled after the Non-Callable Period, the Autocallable Index is credited with the full initial notional amount of the Autocallable Contract plus the coupon payment for the applicable Observation Date on which the autocall event occurred. A single new Autocallable Contract is added to the Autocallable Index each day the Autocallable Index is calculated, and the proceeds from autocalled or matured Autocallable Contracts are allocated to the newly added Autocallable Contract, subject to a concentration limit that caps the notional weight of any new individual Autocallable Contract at 2.5% of the Autocallable Index.

The Coupon will be generated even when the Underlying Reference Index experiences a certain amount of negative performance, but only down to a certain predetermined level (the “Coupon Barrier”). A Coupon is generated with respect to the Autocallable Contract if, on the Observation Date, the level of the Underlying Reference Index is at or above the Coupon Barrier. Coupon levels are an annualized rate of 3% plus the prevailing Secured Overnight Financing Rate (SOFR) in respect of the Autocallable Contract’s Strike Date, with each generated Coupon at one-twelfth of such amount. If the Underlying Reference Index is below the Coupon Barrier on a given Observation Date, the Coupon for that period is forfeited and is not paid at a later date even if the Underlying Reference Index subsequently rises above the Coupon Barrier.

Each Autocallable Contract also incorporates a protection payoff feature so that negative performance relative to the level of the Underlying Reference Index at the Autocallable Contract’s Strike Date will not produce a negative settlement outcome at maturity, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Risk Buffer”). However, if the value of the Underlying Reference Index declines more than the Risk Buffer at the Autocallable Contract’s maturity, the settlement value of the Autocallable Contract will be reduced equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by a “Gearing Factor”. The Gearing Factor is a multiplier applied to losses in excess of the Risk Buffer at maturity and is designed to implement a linear reduction in settlement value once the Risk Buffer is breached, capped at a full loss of the settlement value (i.e. where the Underlying Reference Index value at maturity relative to the strike date has fallen 100%). For example, if the value of the Underlying Reference Index is 49% of the strike date level, the settlement value will be 98% (51% Underlying Reference Index performance - 50% Risk Buffer = 1% * 200% Gearing Factor = 2% reduction of settlement value). Therefore, if the Underlying Reference Index is at or above the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will not be reduced below the initial notional amount. If the Underlying Reference Index is below the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will be reduced only by the amount of the decline below the Risk Buffer, multiplied by the Gearing Factor. While the application of the Gearing Factor results in a loss that is greater than the percentage decline of the Underlying Reference below the Risk Buffer, the settlement value loss of an individual Autocallable Contract cannot exceed the actual decline of the Underlying Reference Index. The application of the Gearing Factor could, in extreme scenarios, reduce the settlement value of an individual Autocallable Contract to zero, although it cannot be less than zero.

The Autocallable Contracts within the Autocallable Index employ a Risk Buffer structure (as opposed to a barrier structure). Under both a Risk Buffer and a barrier structure, losses are absorbed until they reach a specified threshold, and potential losses are capped at the full value of the individual Autocallable Contract. However, the two structures differ significantly in how losses are calculated once the threshold is breached. Under a Risk Buffer structure, the losses borne by the investor accrue only to the extent the loss exceeds the threshold, and that excess is then multiplied by the Gearing Factor. For example, with a Risk Buffer of 50%, a Gearing Factor of 200%, and a decline in the Underlying Reference Index of 51%, the loss to the investor would be calculated as follows: the decline in excess of the Risk Buffer is 1% (i.e., 51%-50%), multiplied by the Gearing Factor of 200%, resulting in a 2% loss and a settlement value of 98% of the Autocallable Contract’s initial notional value. In contrast, under a barrier structure with a risk barrier of 50% and the same 51% decline in the Underlying Reference Index, once the barrier is breached the investor bears the full decline from inception, resulting in a settlement value of 49% of the Autocallable Contract’s initial notional value (i.e., 100%-51%). The buffer structure therefore provides substantially enhanced downside protection relative to a barrier structure. Additionally, the Autocallable Index references a lower-volatility target relative to what might be used in a non-defensive autocallable strategy and it is less likely to experience the magnitude of decline necessary to breach the Risk Buffer, providing an additional layer of protection against principal loss beyond the buffer itself.

The level of the Underlying Reference Index on the Autocallable Contract’s Strike Date is used to determine the Autocallable Barrier, Coupon Barrier and Risk Buffer, as set forth above.

Therefore, each Autocallable Contract in the Autocallable Index may achieve one or more of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(1)	fixed periodic payments on specified Observation Dates if the level of the Underlying Reference Index is at or above the Coupon Barrier, but below the Autocallable Barrier for the specific Observation Date;

(2)	fluctuations in the value of the Autocallable Contract on any given day, and in turn the Autocallable Index and the Fund, resulting from changes in the level of the Underlying Reference Index; or

(3)	the Autocallable Contract’s return, and in turn the Autocallable Index and the Fund, will be impacted by the negative performance of the Underlying Reference Index if the level of the Underlying Reference Index has declined more than the Risk Buffer at maturity (with losses beyond the Risk Buffer multiplied by the Gearing Factor).

Once an Autocallable Contract has been included in the Autocallable Index, the terms and characteristics for such Autocallable Contract can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable Contract, as such payout depends on the performance of the Underlying Reference Index on the predetermined Observation Dates.

As the Fund is exposed to the Autocallable Contracts through the performance of the Autocallable Index (through the Fund’s total return swap agreements), any negative return of an Autocallable Contract in the Autocallable Index will negatively impact the level of the Autocallable Index and, in turn, the Fund.

See below for a summary of the terms and characteristics of the Autocallable Contracts:

Characteristic	Description	Predefined Term
Coupon	The annualized percentage of the notional amount allocated to an Autocallable Contract at the Observation Dates.	3% + SOFR
U.S. Dollar denomination	Each Autocallable Contract is denominated in U.S. Dollars.	USD
Maturity	The final Observation Date, on which the Autocallable Contract terminates (if not previously called) and the final cash flows are determined.	Five years from the Strike Date.
Non-Callable Period	Each Autocallable Contract is subject to a period before which the Autocallable Contract may not be called.	One year from the Strike Date.
Strike Date	The date the Autocallable Contract is added to the Autocallable Index.
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on predetermined Observation Dates will cause the Autocallable Contract to automatically be called (but not prior to the expiration of the Non-Callable Period).	100% of the value of the Underlying Reference Index at the Strike Date.
Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which will cause the Coupon to be paid if reached or exceeded on predetermined Observation Dates.	60% of the value of the Underlying Reference Index at the Strike Date.
Risk Buffer	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable Contract will not result in a negative settlement value.	50% of the value of the Underlying Reference Index at the Strike Date.

Characteristic	Description	Predefined Term
Gearing Factor	The factor by which the negative performance of the Underlying Reference Index beyond the Risk Buffer is multiplied to determine the reduction in settlement value at maturity.	200%
Observation Dates	Predetermined dates on which a Coupon may be generated and the level of the Underlying Reference Index is compared to a particular Autocallable Contract characteristic, such as the Autocallable Barrier or the Coupon Barrier. The Risk Buffer is assessed on the Autocallable Contract’s final predetermined Observation Date.	Monthly, on the calendar day of the Strike Date (or the nearest business day).

The Autocallable Index consists of all Autocallable Contracts that have not matured or been called. A single new Autocallable Contract is added to the Autocallable Index each day the index is calculated and Autocallable Contracts that have matured or been called are not otherwise replaced. As a result, the number of constituents is expected to range from approximately 252 to 1,260. The Index Provider determines the present value of the synthetic Autocallable Contracts. In calculating the value of the Index, the Index Provider considers the reinvestment of cash flows.

The “laddered” structure of the Autocallable Index means that it continuously seeks to maintain notional investment exposure to multiple Autocallable Contracts that have differing expiration dates, call observation dates and different levels of the Underlying Reference Index on its respective Strike Date. The Autocallable Index is maintained through a systematic process, under which no more than one new Autocallable Contract is added each day, and Autocallable Contracts that have been autocalled or have matured are removed. The Autocallable Index does not rebalance existing Autocallable Contracts; however, any coupons received from Autocallable Contracts are reinvested into the index on a pro-rata basis. Such laddered structure allows the Autocallable Index to maintain the staggered time periods to which it is exposed and thereby mitigate certain risks associated with a single underlying Autocallable Contract or a single time period.

The Autocallable Index maintains diversification by applying a concentration limit through an allocation cap, which restricts the notional weight of any new individual synthetic Autocallable Contract to a maximum of 2.5% of the Autocallable Index. The Autocallable Index is calculated daily and is denominated in U.S. Dollars.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the swap counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of the Fund’s swap agreements.

The Underlying Reference Index

The Underlying Reference Index is a rules-based index that seeks to deliver amplified returns, positive or negative, of the Underlying Equity Index through a volatility targeting approach, which is structured to target a specific volatility level (30%) by dynamically adjusting the exposures to the Underlying Equity Index.

Each day, the exposure of the Underlying Reference Index to the performance of the Underlying Equity Index on the following day is set equal to (a) the 30% target volatility divided by (b) the realized volatility of the Underlying Equity Index, subject to a maximum exposure of 375% and a minimum exposure of 100%. For example, if the realized volatility is equal to 20%, the exposure will equal 150% (or 30% / 20%) and if the realized volatility is equal to 30%, the exposure of the Underlying Reference Index to the Underlying Equity Index will equal 100%. The Underlying Reference Index’s exposure will be greater than 100% when the realized volatility of the Underlying Equity Index is less than 30%, and the Underlying Reference Index’s exposure to its Underlying Equity Index will be equal to 100% when the realized volatility of the Underlying Equity Index is greater than or equal to 30%.

The Underlying Reference Index is subject to the following costs which are applied to the daily change in exposure to the Underlying Equity Index, in each case, deducted daily: (1) a notional financing cost (SOFR plus a spread of 0.5% per annum), (2) an annual deduction factor (4% per annum) and (3) a transaction cost (0.01%). The notional financing cost is intended to approximate the cost of maintaining a position in the Underlying Equity Index using borrowed funds. The Underlying Reference Index is an “excess return” index and not a “total return” index because, as part of the calculation of the level of the Underlying Reference Index, the performance of the Underlying Equity Index is reduced by the notional financing cost. The annual deduction factor is intended to approximate the historical dividend yield of the Underlying Equity Index. The transaction cost is intended to approximate the cost of trading and rebalancing activity. The Underlying Reference Index may incur additional transaction costs compared to an identical index that rebalances less frequently.

The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index reduce index performance by various amounts and create a constant performance drag which may cause the Underlying Reference Index to underperform during low-return environments. These costs will place a significant drag on the performance of the Underlying Reference Index, potentially offsetting positive returns on the Underlying Reference Index’s investment strategy, exacerbating negative returns of its investment strategy and causing the value of the Underlying Reference Index to decline steadily if the return of its investment strategy is relatively flat. The Underlying Reference Index will not appreciate unless the return of its investment strategy is sufficient to offset the negative effects of these costs, and then only to the extent that the return of its investment strategy is greater than the deducted amounts. As a result of these costs, the value of the Underlying Reference Index may decline even if the return of its investment strategy is positive.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Although the Fund generally seeks to achieve its investment objective by tracking the price and yield performance of the Autocallable Index, the Adviser retains limited discretion in management of the Fund, including with respect to swap counterparty selection and collateral management. In exercising this discretion, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. Such judgments may prove to be incorrect. As a result, the Fund’s performance could deviate from the Autocallable Index, and the Fund could underperform other funds with similar investment objectives and/or strategies, or could have negative returns.

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

AUTOCALLABLE CONTRACTS RISK. Autocallable Contracts differ in various ways from traditional debt securities. Autocallable Contracts do not guarantee a return of principal or any coupon payments thereunder and limit the positive investment return that can be achieved due to the automatic call feature that is triggered when the Underlying Reference Index’s performance meets or exceeds the Autocallable Barrier on a predetermined Observation Date following a one-year Non-Callable Period. A direct investment in an underlying asset could produce higher returns than a corresponding Autocallable Contract. If the automatic call feature is triggered, payment will be made on the coupon for that Observation Date, all remaining coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Autocallable Barrier after the Observation Date on which the Autocallable Contract is autocalled, if applicable. If the automatic call feature is not triggered and the value of the Underlying Reference Index has declined more than the Risk Buffer at maturity, the Fund will incur a principal loss based on the negative performance of the Underlying Reference Index beyond the Risk Buffer multiplied by the Gearing Factor. Coupon payments are contingent and only paid if the Underlying Reference Index is at or above the Coupon Barrier on the relevant Observation Date. Moreover, because the Autocallable Contracts are linked to the Underlying Reference Index, the Fund is exposed to the market risk of the underlying assets and may not receive any return and may lose a portion or all of its investment in the Autocallable Contracts even if the performance of one or more of the underlying assets has exceeded the initial value of such asset. The Fund may generate significantly less income and returns during periods of market downturns affecting the Underlying Reference Index. Once an Autocallable Contract is included in the Autocallable Index, its terms cannot be changed, and the payout process is determined solely by the performance of the Underlying Reference Index on the predetermined Observation Dates.

COUPON BARRIER RISK. The payment of coupons on an Autocallable Contract depends on the value of the Underlying Reference Index meeting or exceeding the Coupon Barrier on each Observation Date. If the Underlying Reference Index falls below the Coupon Barrier on any Observation Date, the Fund will forfeit the coupon payment for that period. It is possible that the Underlying Reference Index may remain below the Coupon Barrier for extended periods, resulting in the Fund receiving few or no coupon payments under an Autocallable Contract. This could reduce the Fund’s income and adversely affect its overall return.

RISK BUFFER RISK. Each Autocallable Contract incorporates a protection payoff feature known as the Risk Buffer, which is intended to reduce the likelihood of downside losses. Movements of the Underlying Reference Index below the Risk Buffer prior to maturity do not, by themselves, result in principal loss. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is at or above the Risk Buffer on the maturity date, the initial principal amount represented by the Autocallable Contract is fully protected. However, if the Underlying Reference Index falls below the Risk Buffer at maturity, the Fund will incur a principal loss with respect to the Autocallable Contract equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by the Gearing Factor. This means the Fund is exposed to any decline in the Underlying Reference Index below the Risk Buffer at maturity on a two-to-one basis and could lose up to the entire initial notional amount with respect to the Autocallable Contract in addition to any forfeited coupon payments. While the laddered portfolio of Autocallable Contracts diversifies across multiple inception dates and staggered maturity dates, a prolonged and severe market decline could cause multiple Autocallable Contracts in the portfolio to mature with the Underlying Reference Index below their respective Risk Buffer levels. In such a scenario, the application of the Gearing Factor would result in significant losses to the Fund.

Accordingly, it is also possible that a shareholder may lose its entire investment in the Fund notwithstanding the downside protection intended to be provided by the Autocallable Contracts and the risk mitigation intended to be provided by the laddered portfolio.

GEARING FACTOR RISK. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is below the Risk Buffer on the maturity date, losses in excess of the Risk Buffer will be multiplied by the Gearing Factor. As a result, while the losses in settlement value will be less than the decline in the Underlying Reference Index (except in the case of a full loss in settlement value), the application of the Gearing Factor will result in losses that are greater than the percentage decline of the Underlying Reference Index below the Risk Buffer. The application of the Gearing Factor could reduce the settlement value of an individual Autocallable Contract to zero, although the settlement value of an individual Autocallable Contract cannot be less than zero. Because the Fund obtains exposure to a laddered portfolio of Autocallable Contracts through the Autocallable Index, a prolonged or severe decline in the Underlying Reference Index could cause losses across multiple Autocallable Contracts, which could result in significant losses to the Fund.

LADDERED AUTOCALLABLE CONTRACT RISK. The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, and multiple Autocallable Contracts may experience losses simultaneously and/or the frequent entry mechanism may result in suboptimal entry points during rapidly changing markets.

LIMITATION ON UPSIDE GAIN RISK. The Fund’s investment strategy involves exposure to synthetic Autocallable Contracts, which are designed to be automatically called if the value of the Underlying Reference Index exceeds the Autocallable Barrier on a scheduled Observation Date occurring after the Non-Callable Period. When an Autocallable Contract is called, the Fund will receive the value of the contract and payment on the coupon for that Observation Date. All remaining coupon payments will be cancelled, and the Fund will forego any further value based on coupon payments for the Autocallable Contract. As a result, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. This structure may cause the Fund to significantly underperform the Underlying Reference Index during periods of substantial appreciation. The Fund’s NAV may therefore lag the performance of the Underlying Reference Index, particularly in rising markets.

CASH TRANSACTIONS RISK. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

CORRELATION RISK. The Fund’s returns are not expected to correlate to the returns of the Autocallable Index, the Autocallable Contracts or the Underlying Reference Index. The Fund gains exposure to the Autocallable Index through swap agreements rather than direct investment in the underlying components of the Autocallable Index. As a result, the Fund’s return may not match the expected returns of the Autocallable Contracts or the Underlying Reference Index for a number of reasons, including: (i) transaction costs, fees, and operational constraints associated with both the swap agreements and the underlying Autocallable Contracts; (ii) the Fund’s portfolio may not perform as expected under certain market conditions; and (iii) the Fund’s performance may substantially deviate from investor expectations of how the portfolio should perform in various market conditions. Additionally, the Fund’s return may not match the return of the Autocallable Index due to operating expenses, transaction costs, cash management practices, and differences in calculation methodologies. These factors may cause the Fund’s return to underperform the return of the Autocallable Index, the Autocallable Contracts, or the Underlying Reference Index.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s derivative instruments, including swap agreements, and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to derive its exposure to shares of the underlying reference asset. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SWAP COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, including swap agreements. The Fund’s exposure to the Autocallable Index is obtained entirely through swap agreements with one or more counterparties. The Fund expects to obtain exposure to the Autocallable Index through swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance. The Fund may have substantial exposure to a single counterparty, further magnifying this risk. Certain counterparties may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. Furthermore, there can be no guarantee that there will be any swap counterparty willing or able to enter into a total return swap with the Fund. If the Fund is unable to enter into total return swaps because it cannot identify a willing swap counterparty, the Adviser will be unable to implement the Fund’s investment strategy and the Fund may fail to achieve its investment objective.

BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

DISTRIBUTION RISK. As part of the Fund’s investment objectives, the Fund seeks to provide current income. There is no assurance that the Fund will make a distribution at any given time. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

EQUITY SECURITIES RISK. The Fund’s exposure to the Underlying Reference Index indirectly subjects it to risks associated with equity markets. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

INDEX RISK. The Underlying Reference Index utilizes a volatility targeting approach, which may not function as intended under all market conditions. For example, the Underlying Reference Index may decrease its equity exposure during periods that later experience strong equity returns, thereby limiting upside participation. The Underlying Reference Index relies on trailing, historical realized volatility to set its exposure for the following day, and such reliance on historical volatility may not accurately predict future volatility or market conditions. Additionally, the Underlying Reference Index’s rebalancing schedule may not be sufficiently responsive to sudden market shifts. The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index, can further reduce returns, particularly in environments where equity returns are modest. The Fund’s use of derivatives linked to the Underlying Reference Index, and therefore the Underlying Equity Index, may also result in performance that lags the Underlying Reference Index for several reasons, such as: (i) derivatives may not track the Underlying Reference Index precisely and may underperform due to transaction costs, fees, or pricing differences; (ii) the Fund may encounter challenges in securing counterparties willing to enter into derivative contracts based on the Underlying Reference Index, or may only do so at unfavorable terms; and (iii) errors in the Underlying Reference Index’s methodology or inaccuracies in reporting by the Underlying Reference Index’s sponsor could impact performance.

There is no assurance that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be maintained indefinitely, or that the Fund will always be able to use these indices to pursue its investment strategies. If the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index is discontinued, becomes unavailable, or if the Adviser or the Fund’s Board of Trustees determines that cost-effective synthetic exposure to the indices is no longer feasible, the Fund may substitute a different index at its discretion and without prior notice to shareholders. Any replacement index may not perform similarly to the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, and the inability to access the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index could negatively impact the Fund’s ability to achieve its investment objective.

INDEX PROVIDER RISK. There is no assurance that the Index Provider for the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, or any agents that act on their behalf, will compile the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index accurately, or that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index accurately. Therefore, losses or costs associated with the Index Provider or agent errors generally will be borne by the Fund and its shareholders. Errors with respect to the quality, accuracy and completeness of the data used to compile the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index is less commonly used as a benchmark by funds or advisers. The Index Provider and its agents rely on various sources of information to assess the criteria of the Autocallable Contracts included in the Autocallable Index and the underlying constituents of the Underlying Reference Index and the Underlying Equity Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the calculation methodology or sources of information will provide an accurate assessment of included constituents. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a constituent or undertake other measures which could cause the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index to vary from its normal or expected composition.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LIQUIDITY RISK. Some investments held by the Fund, including swap agreements, may be difficult to sell or be illiquid, particularly during times of market turmoil. In particular, there is expected to be no secondary market for the swap agreements entered into with the swap counterparty, and the only source of liquidity for such instruments is anticipated to be the swap counterparty. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MONEY MARKET/SHORT-TERM SECURITIES RISK. To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

NEW FUND RISK. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-CORRELATION RISK. The Fund’s return may not match the return of the Autocallable Index. The Fund incurs operating expenses not applicable to the Autocallable Index, including the cost of investing in swap agreements, and these expenses, together with transaction costs and cash management practices, will reduce the Fund’s return relative to the Autocallable Index over time. As a result, the Fund’s return may underperform the return of the Autocallable Index.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund obtains exposure to the Autocallable Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Autocallable Index is no longer calculated, the Autocallable Index license is terminated or the identity or character of the Autocallable Index is materially changed, the Fund will seek to engage a replacement index.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund Shares will approximate the Fund’s NAV, there may be times when the market price of Fund Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Fund Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

SPECIAL TAX RISK. The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund’s portfolio consists of swap agreements that provide exposure to an index comprised of synthetic autocallable contracts, which are priced using a valuation model utilized by the Index Provider. The value of the swap agreements may differ from the published index value due to factors such as transaction costs, counterparty pricing methodologies, or timing differences. As a result, the redemption value of the swap agreements may not precisely match the index value, which could affect the Fund’s NAV. The complex nature of autocallable structures may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for certain holdings of the Fund, the ability of the Fund to value such holdings may become more difficult. Therefore, the Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.rexshares.com/dacl and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Matthew Pelletier and Matthew Holcomb. Each has served as a portfolio manager since the Fund’s inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.rexshares.com/dacl.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

Overview

The Fund is a series of the Trust and is regulated as an “investment company” under the 1940 Act. The Trust is organized as a Delaware statutory trust. The Fund is treated as a separate fund with its own investment objectives and policies. The Fund pursues its investment objective by seeking to track the price and yield performance of the Autocallable Index. Each of the policies described herein, including the investment objectives of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”). There can be no assurance that the Fund’s objectives will be achieved.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments that provide exposure to the Autocallable Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

The Fund’s investments are subject to certain requirements imposed by law and regulation, as well as the Fund’s investment strategy. These requirements are generally applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Additional Information About the Fund’s Principal Investment Strategies

The Fund seeks to generate monthly income while providing enhanced downside protection through exposure to the Autocallable Index. The Fund pursues this objective by seeking to track the price and yield performance of the Autocallable Index. The Autocallable Index is designed to reflect the total return performance of a theoretical portfolio of synthetic Autocallable Contracts. The enhanced downside protection the Fund seeks to provide is relative to owning a single underlying Autocallable Contract. The Fund’s synthetic exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk and diversification across multiple Autocallable Contracts that may help preserve capital over time. Through this multi-layered approach, the Fund seeks to deliver stable income while reducing risks typically associated with individual Autocallable Contracts, such as entry point timing risk and maturity concentration risk.

The Fund will utilize financial instruments, including unfunded total return swap agreements, to gain exposure to the Autocallable Index. These swap agreements reference the Autocallable Index, which is designed to reflect the total return performance of a theoretical portfolio of synthetic Autocallable Contracts, allowing the Fund to gain comprehensive exposure to these synthetic Autocallable Contracts through a single instrument.

The Fund’s unfunded total return swap agreements will be entered into with one or more major financial institutions for a specified period ranging from one day to more than one year, whereby the Fund and the financial institution will agree to exchange the return earned or realized on the Autocallable Index. The Fund expects to obtain exposure to the Autocallable Index through these unfunded total return swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. To serve as collateral in connection with the Fund’s swap agreements, the Fund may invest in the following instruments: U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; money market funds; and cash and cash equivalents. The Fund may also utilize Box Spreads. The Fund’s portfolio will be comprised principally of unfunded total return swap agreements that provide the Fund’s exposure to the Autocallable Index, U.S. Treasuries with remaining maturities of one year or less, cash and cash equivalents, and Box Spreads. Additionally, in order to meet its margin requirements on the swap agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments.

The Fund seeks to generate income and intends to make monthly distributions to investors.  Actual distribution amounts may vary depending on whether the performance of the underlying reference asset of the Autocallable Contracts meet certain predefined levels, as described below, and other factors such as the occurrence of autocall events and the income generated from U.S. Treasuries, cash and cash equivalents, and Box Spreads. The Fund does not guarantee any specific distribution level. Additional information regarding the Fund’s distributions can be found on the Fund’s website at https://www.rexshares.com/dacl.

The Fund is classified as “non-diversified” under the 1940 Act.

The Autocallable Index

The Autocallable Index is a rules-based index designed to reflect the total return performance of a theoretical portfolio of approximately 252 to 1,260 synthetic Autocallable Contracts. An Autocallable Contract is a structured derivative contract, the income and value of which are tied to a reference asset or index relative to predefined levels. The Autocallable Index utilizes a laddered structure for the Autocallable Contracts, with each commencing at a distinct entry point while having similar predefined terms. The coupon payments, settlement value of the Autocallable Contracts at maturity, and ultimately the Fund’s total return swap, are dependent on the performance of the Underlying Reference Index. The Underlying Reference Index seeks to deliver amplified equity return through a systematic approach, dynamically adjusting exposures to the Underlying Equity Index to target a 30% volatility level. Bloomberg Index Services Limited is the Index Provider of the Autocallable Index, the Underlying Reference Index, and the Underlying Equity Index.

Autocallable Contracts

Each synthetic Autocallable Contract included in the Autocallable Index generates a monthly Coupon on a set Observation Date, provided that the level of the Underlying Reference Index exceeds the Coupon Barrier. If the level of the Underlying Reference Index is below the Coupon Barrier on the Autocallable Contract’s Observation Date, no Coupon is generated for that Observation Date. The date each Autocallable Contract is added to the Autocallable Index is referred to as its “Strike Date.” Each Autocallable Contract is also subject to a one-year Non-Callable Period from the Strike Date, which ensures that the Autocallable Index has at least one year of exposure to the intended payoff structure, without the risk of early termination. Each Autocallable Contract is assigned an initial notional amount at inception, which functions similarly to the principal amount of a note for purposes of calculating settlement value and coupon payments.

Each Autocallable Contract will be autocalled (i.e., removed from the Autocallable Index) if the level of the Underlying Reference Index is greater than or equal to the Autocallable Barrier on an Observation Date that is after the Non-Callable Period. In such case, the Autocallable Contract will generate a Coupon for that Observation Date, all remaining Coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. When an Autocallable Contract is autocalled after the Non-Callable Period, the Autocallable Index is credited with the full initial notional amount of the Autocallable Contract plus the coupon payment for the applicable Observation Date on which the autocall event occurred. A single new Autocallable Contract is added to the Autocallable Index each day the Autocallable Index is calculated, and the proceeds from autocalled or matured Autocallable Contracts are allocated to the newly added Autocallable Contract, subject to a concentration limit that caps the notional weight of any new individual Autocallable Contract at 2.5% of the Autocallable Index.

The Coupon will be generated even when the Underlying Reference Index experiences a certain amount of negative performance, but only down to the Coupon Barrier. A Coupon is generated with respect to the Autocallable Contract if, on the Observation Date, the level of the Underlying Reference Index is at or above the Coupon Barrier. Coupon levels are an annualized rate of 3% plus the prevailing SOFR in respect of the Autocallable Contract’s Strike Date, with each generated Coupon at one-twelfth of such amount. If the Underlying Reference Index is below the Coupon Barrier on a given Observation Date, the Coupon for that period is forfeited and is not paid at a later date even if the Underlying Reference Index subsequently rises above the Coupon Barrier.

Each Autocallable Contract also incorporates a protection payoff feature so that negative performance relative to the level of the Underlying Reference Index at the Autocallable Contract’s Strike Date will not produce a negative settlement outcome at maturity, provided the Underlying Reference Index has not declined more than the Risk Buffer. However, if the value of the Underlying Reference Index has declined more than the Risk Buffer at the Autocallable Contract’s maturity, the settlement value of the Autocallable Contract will be reduced equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by a “Gearing Factor”. The Gearing Factor is a multiplier applied to losses in excess of the Risk Buffer at maturity and is designed to implement a linear reduction in settlement value once the Risk Buffer is breached, capped at a full loss of the settlement value (i.e. where the Underlying Reference Index value at maturity relative to the strike date has fallen 100%). For example, if the value of the Underlying Reference Index is 49% of the strike date level, the settlement value will be 98% (51% Underlying Reference Index performance - 50% Risk Buffer = 1% * 200% Gearing Factor = 2% reduction of settlement value). Therefore, if the Underlying Reference Index is at or above the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will not be reduced below the initial notional amount. If the Underlying Reference Index is below the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will be reduced only by the amount of the decline below the Risk Buffer, multiplied by the Gearing Factor. While the application of the Gearing Factor results in a loss that is greater than the percentage decline of the Underlying Reference below the Risk Buffer, the settlement value loss of an individual Autocallable Contract cannot exceed the actual decline of the Underlying Reference Index. The application of the Gearing Factor could, in extreme scenarios, reduce the settlement value of an individual Autocallable Contract to zero, although it cannot be less than zero.

The Autocallable Contracts within the Autocallable Index employ a Risk Buffer structure (as opposed to a barrier structure). Under both a Risk Buffer and a barrier structure, losses are absorbed until they reach a specified threshold, and potential losses are capped at the full value of the individual Autocallable Contract. However, the two structures differ significantly in how losses are calculated once the threshold is breached. Under a Risk Buffer structure, the losses borne by the investor accrue only to the extent the loss exceeds the threshold, and that excess is then multiplied by the Gearing Factor. For example, with a Risk Buffer of 50%, a Gearing Factor of 200%, and a decline in the Underlying Reference Index of 51%, the loss to the investor would be calculated as follows: the decline in excess of the Risk Buffer is 1% (i.e., 51%-50%), multiplied by the Gearing Factor of 200%, resulting in a 2% loss and a settlement value of 98% of the Autocallable Contract’s initial notional value. In contrast, under a barrier structure with a risk barrier of 50% and the same 51% decline in the Underlying Reference Index, once the barrier is breached the investor bears the full decline from inception, resulting in a settlement value of 49% of the Autocallable Contract’s initial notional value (i.e., 100%-51%). The buffer structure therefore provides substantially enhanced downside protection relative to a barrier structure. Additionally, the Underlying Reference Index references a lower-volatility target relative to what might be used in a non-defensive autocallable strategy, and because of this lower-volatility target, the Underlying Reference Index is less likely to experience the magnitude of decline necessary to breach the Risk Buffer, providing an additional layer of protection against principal loss beyond the buffer itself.

The level of the Underlying Reference Index on the Autocallable Contract’s Strike Date is used to determine the Autocallable Barrier, Coupon Barrier and Risk Buffer, as set forth above.

The Fund’s exposure to approximately 252 to 1,260 synthetic Autocallable Contracts, each initiated at different times, establishes a laddered strategy intended to stabilize income and mitigate the influence of any single market entry. Additionally, because each Autocallable Contract is tied to the Underlying Reference Index, there is the potential for more uniform risk characteristics regardless of market conditions. Utilizing a swap-based approach enhances operational efficiency and supports effective liquidity management, offering advantages over holding Autocallable Contracts directly.

The Fund aims to produce monthly income based primarily upon contingent Coupon payments, which can potentially offer higher yields than those of conventional fixed income instruments, especially when equity markets are stable or experiencing modest growth. It also incorporates a level of downside protection through the Risk Buffer assessed at the maturity of each Autocallable Contract. The volatility targeting feature of the Underlying Reference Index may help limit exposure during periods of elevated market volatility. Additionally, the Fund is structured to provide a return profile that is less correlated with traditional equity and fixed income investments.

Therefore, each Autocallable Contract in the Autocallable Index may achieve one or more of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(1)	fixed periodic payments on specified Observation Dates if the level of the Underlying Reference Index is at or above the Coupon Barrier, but below the Autocallable Barrier for the specific Observation Date;

(2)	fluctuations in the value of the Autocallable Contract on any given day, and in turn the Autocallable Index and the Fund, resulting from changes in the level of the Underlying Reference Index; or

(3)	the Autocallable Contract’s return, and in turn the Autocallable Index and the Fund, will be impacted by the negative performance of the Underlying Reference Index if the level of the Underlying Reference Index has declined more than the Risk Buffer at maturity (with losses beyond the Risk Buffer multiplied by the Gearing Factor).

Once an Autocallable Contract has been included in the Autocallable Index, the terms and characteristics for such Autocallable Contract can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable Contract, as such payout depends on the performance of the Underlying Reference Index on the predetermined Observation Dates.

As the Fund is exposed to the Autocallable Contracts through the performance of the Autocallable Index (through the Fund’s total return swap agreements), any negative return of an Autocallable Contract in the Autocallable Index will negatively impact the level of the Autocallable Index and, in turn, the Fund.

The below chart provides a visual representation of the different payout and return scenarios on each Observation Date, depending on the performance of the Underlying Reference Index. The chart illustrates the “zones” each Autocallable Contract may fall into at each Observation Date as well as at maturity (assuming the Autocallable Contract is not called prior to maturity).

During the Non-Callable Period, an Autocallable Contract is not eligible to be called and therefore cannot fall within the Autocallable Zone. During the Non-Callable Period, an Autocallable Contract will instead fall within the Non-Callable Zone and receive a Coupon if the Underlying Reference Index is at or above the Coupon Barrier on the applicable Observation Date, or within the Barrier Zone and receive no Coupon if the Underlying Reference Index is below the Coupon Barrier on that date.

AT EACH OBSERVATION DATE, the Autocallable Contracts in the Autocallable Index will fall within one of three zones, based on the performance of the Underlying Reference Index:

1.	AUTOCALLABLE ZONE: Autocallable Contracts in this zone receive a coupon, and the Autocallable Contract is called and removed from the Autocallable Index.

2.	NON-CALLABLE ZONE: Autocallable Contracts in this zone receive a coupon, but the Autocallable Contract is not called.

3.

BARRIER ZONE: Autocallable Contracts in this zone receive no coupon, but the Autocallable Contracts are not called. For Autocallable Contracts below the Coupon Barrier, the contract’s value remains subject to the protection payoff assessed at maturity, and the settlement value will be reduced if the Autocallable matures below the Risk Buffer.

AT MATURITY (5 YEARS), it is anticipated that a majority of the Autocallable Contracts will be called away prior to maturity. If the Underlying Reference Index has declined more than the Risk Buffer at this point, the settlement value of those maturing Autocallable Contracts will be reduced below the initial notional amount by an amount equal to the decline below the Risk Buffer, multiplied by the Gearing Factor. The laddered nature of the Autocallable Contracts helps diversify the risk of the entire Autocallable Index being tied to a single expiration date.

Note: This illustration does not take into account the Non-Callable Period, which will apply to each Autocallable Contract in the Autocallable Index.

For those Autocallable Contracts that reach maturity without having been previously autocalled, the settlement value at maturity is illustrated below, assuming for purposes of this illustration a 50% Risk Buffer (50% performance in the Underlying Reference Index). At maturity, the settlement value of an Autocallable Contract is expected to fall along the bolded line (before fees and expenses), which reflects the application of the Gearing Factor to the extent the Underlying Reference Index has declined below the Risk Buffer at maturity. In the example below, if the Underlying Reference Index ended below the protective Risk Buffer (from its initial level) at maturity, the settlement value of the Autocallable Contract would be reduced based on the portion of the Underlying Reference Index’s decline below the Risk Buffer.

A Risk Buffer is only reviewed once, at the Autocallable Contract’s final maturity date, not continuously during the investment period. This means each Autocallable Contract’s settlement outcome at maturity is not negatively affected even if the Underlying Reference Index temporarily drops below the Risk Buffer during the Autocallable Contract’s life, as long as it recovers above the Risk Buffer by maturity. It is important to note that in the interim period the Fund’s value will fluctuate as each Autocallable Contract is continually marked to current market prices.

See below for a summary of the terms and characteristics of the Autocallable Contracts:

Characteristic	Description	Predefined Term
Coupon	The annualized percentage of the notional amount allocated to an Autocallable Contract at the Observation Dates.	3% + SOFR

Characteristic	Description	Predefined Term
U.S. Dollar denomination	Each Autocallable Contract is denominated in U.S. Dollars.	USD
Maturity	The final Observation Date, on which the Autocallable Contract terminates (if not previously called) and the final cash flows are determined.	Five years from the Strike Date.
Non-Callable Period	Each Autocallable Contract is subject to a period before which the Autocallable Contract may not be called.	One year from the Strike Date.
Strike Date	The date the Autocallable Contract is added to the Autocallable Index.
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on predetermined Observation Dates will cause the Autocallable Contract to automatically be called (but not prior to the expiration of the Non-Callable Period).	100% of the value of the Underlying Reference Index at the Strike Date.
Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which will cause the Coupon to be paid if reached or exceeded on predetermined Observation Dates.	60% of the value of the Underlying Reference Index at the Strike Date.
Risk Buffer	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable Contract will not result in a negative settlement value.	50% of the value of the Underlying Reference Index at the Strike Date.
Gearing Factor	The factor by which the negative performance of the Underlying Reference Index beyond the Risk Buffer is multiplied to determine the reduction in settlement value at maturity.	200%

Characteristic	Description	Predefined Term
Observation Dates	Predetermined dates on which a Coupon may be generated and the level of the Underlying Reference Index is compared to a particular Autocallable Contract characteristic, such as the Autocallable Barrier or the Coupon Barrier. The Risk Buffer is assessed on the Autocallable Contract’s final predetermined Observation Date.	Monthly, on the calendar day of the Strike Date (or the nearest business day).

The Autocallable Index consists of all Autocallable Contracts that have not matured or been called. A single new Autocallable Contract is added to the Autocallable Index each day the index is calculated and Autocallable Contracts that have matured or been called are not otherwise replaced. As a result, the number of constituents is expected to range from approximately 252 to 1,260. The Index Provider determines the present value of the synthetic Autocallable Contracts. In calculating the value of the Index, the Index Provider considers the reinvestment of cash flows.

The “laddered” structure of the Autocallable Index means that it continuously seeks to maintain notional investment exposure to multiple Autocallable Contracts that have differing expiration dates, call observation dates and different levels of the Underlying Reference Index on its respective Strike Date. The Autocallable Index is maintained through a systematic process, under which no more than one new Autocallable Contract is added each day, and Autocallable Contracts that have been autocalled or have matured are removed. The Autocallable Index does not rebalance existing Autocallable Contracts; however, any coupons received from Autocallable Contracts are reinvested into the index on a pro-rata basis. Such laddered structure allows the Autocallable Index to maintain the staggered time periods to which it is exposed and thereby mitigate certain risks associated with a single underlying Autocallable Contract or a single time period.

The Autocallable Index maintains diversification by applying a concentration limit through an allocation cap, which restricts the notional weight of any new individual synthetic Autocallable Contract to a maximum of 2.5% of the Autocallable Index. The Autocallable Index is calculated daily and is denominated in U.S. Dollars.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the swap counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of the Fund’s swap agreements.

The Underlying Reference Index

The Underlying Reference Index is a rules-based index that seeks to deliver amplified returns, positive or negative, of the Underlying Equity Index through a volatility targeting approach, which is structured to target a specific volatility level (30%) by dynamically adjusting the exposures to the Underlying Equity Index.

Each day, the exposure of the Underlying Reference Index to the performance of the Underlying Equity Index on the following day is set equal to (a) the 30% target volatility divided by (b) the realized volatility of the Underlying Equity Index, subject to a maximum exposure of 375% and a minimum exposure of 100%. For example, if the realized volatility is equal to 20%, the exposure will equal 150% (or 30% / 20%) and if the realized volatility is equal to 30%, the exposure of the Underlying Reference Index to the Underlying Equity Index will equal 100%. The Underlying Reference Index’s exposure will be greater than 100% when the realized volatility of the Underlying Equity Index is less than 30%, and the Underlying Reference Index’s exposure to its Underlying Equity Index will be equal to 100% when the realized volatility of the Underlying Equity Index is greater than or equal to 30%.

The Underlying Reference Index is subject to the following costs which are applied to the daily change in exposure to the Underlying Equity Index, in each case, deducted daily: (1) a notional financing cost (SOFR plus a spread of 0.5% per annum), (2) an annual deduction factor (4% per annum) and (3) a transaction cost (0.01%). The notional financing cost is intended to approximate the cost of maintaining a position in the Underlying Equity Index using borrowed funds. The Underlying Reference Index is an “excess return” index and not a “total return” index because, as part of the calculation of the level of the Underlying Reference Index, the performance of the Underlying Equity Index is reduced by the notional financing cost. The annual deduction factor is intended to approximate the historical dividend yield of the Underlying Equity Index. The transaction cost is intended to approximate the cost of trading and rebalancing activity. The Underlying Reference Index may incur additional transaction costs compared to an identical index that rebalances less frequently.

The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index reduce index performance by various amounts and create a constant performance drag which may cause the Underlying Reference Index to underperform during low-return environments. These costs will place a significant drag on the performance of the Underlying Reference Index, potentially offsetting positive returns on the Underlying Reference Index’s investment strategy, exacerbating negative returns of its investment strategy and causing the value of the Underlying Reference Index to decline steadily if the return of its investment strategy is relatively flat. The Underlying Reference Index will not appreciate unless the return of its investment strategy is sufficient to offset the negative effects of these costs, and then only to the extent that the return of its investment strategy is greater than the deducted amounts. As a result of these costs, the value of the Underlying Reference Index may decline even if the return of its investment strategy is positive.

Additional Risks of Investing in the Fund

There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Principal Risks

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

AUTOCALLABLE CONTRACTS RISK. Autocallable Contracts differ in various ways from traditional debt securities. Autocallable Contracts do not guarantee a return of principal or any coupon payments thereunder and limit the positive investment return that can be achieved due to the automatic call feature that is triggered when the Underlying Reference Index’s performance meets or exceeds the Autocallable Barrier on a predetermined Observation Date following a one-year Non-Callable Period. A direct investment in an underlying asset could produce higher returns than a corresponding Autocallable Contract. If the automatic call feature is triggered, payment will be made on the coupon for that Observation Date, all remaining coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Autocallable Barrier after the Observation Date on which the Autocallable Contract is autocalled, if applicable. If the automatic call feature is not triggered and the value of the Underlying Reference Index has declined more than the Risk Buffer at maturity, the Fund will incur a principal loss based on the negative performance of the Underlying Reference Index beyond the Risk Buffer multiplied by the Gearing Factor. Coupon payments are contingent and only paid if the Underlying Reference Index is at or above the Coupon Barrier on the relevant Observation Date. Moreover, because the Autocallable Contracts are linked to the Underlying Reference Index, the Fund is exposed to the market risk of the underlying assets and may not receive any return and may lose a portion or all of its investment in the Autocallable Contracts even if the performance of one or more of the underlying assets has exceeded the initial value of such asset. The Fund may generate significantly less income and returns during periods of market downturns affecting the Underlying Reference Index. Once an Autocallable Contract is included in the Autocallable Index, its terms cannot be changed, and the payout process is determined solely by the performance of the Underlying Reference Index on the predetermined Observation Dates.

COUPON BARRIER RISK. The payment of coupons on an Autocallable Contract depends on the value of the Underlying Reference Index meeting or exceeding the Coupon Barrier on each Observation Date. If the Underlying Reference Index falls below the Coupon Barrier on any Observation Date, the Fund will forfeit the coupon payment for that period. It is possible that the Underlying Reference Index may remain below the Coupon Barrier for extended periods, resulting in the Fund receiving few or no coupon payments under an Autocallable Contract. This could reduce the Fund’s income and adversely affect its overall return.

RISK BUFFER RISK. Each Autocallable Contract incorporates a protection payoff feature known as the Risk Buffer, which is intended to reduce the likelihood of downside losses. Movements of the Underlying Reference Index below the Risk Buffer prior to maturity do not, by themselves, result in principal loss. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is at or above the Risk Buffer on the maturity date, the initial principal amount represented by the Autocallable Contract is fully protected. However, if the Underlying Reference Index falls below the Risk Buffer at maturity, the Fund will incur a principal loss with respect to the Autocallable Contract equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by the Gearing Factor. This means the Fund is exposed to any decline in the Underlying Reference Index below the Risk Buffer at maturity on a two-to-one basis and could lose up to the entire initial notional amount with respect to the Autocallable Contract in addition to any forfeited coupon payments. While the laddered portfolio of Autocallable Contracts diversifies across multiple inception dates and staggered maturity dates, a prolonged and severe market decline could cause multiple Autocallable Contracts in the portfolio to mature with the Underlying Reference Index below their respective Risk Buffer levels. In such a scenario, the application of the Gearing Factor would result in significant losses to the Fund.

Accordingly, it is also possible that a shareholder may lose its entire investment in the Fund notwithstanding the downside protection intended to be provided by the Autocallable Contracts and the risk mitigation intended to be provided by the laddered portfolio.

GEARING FACTOR RISK. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is below the Risk Buffer on the maturity date, losses in excess of the Risk Buffer will be multiplied by the Gearing Factor. As a result, while the losses in settlement value will be less than the decline in the Underlying Reference Index (except in the case of a full loss in settlement value), the application of the Gearing Factor will result in losses that are greater than the percentage decline of the Underlying Reference Index below the Risk Buffer. The application of the Gearing Factor could reduce the settlement value of an individual Autocallable Contract to zero, although the settlement value of an individual Autocallable Contract cannot be less than zero. Because the Fund obtains exposure to a laddered portfolio of Autocallable Contracts through the Autocallable Index, a prolonged or severe decline in the Underlying Reference Index could cause losses across multiple Autocallable Contracts, which could result in significant losses to the Fund.

LADDERED AUTOCALLABLE CONTRACT RISK. The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, and multiple Autocallable Contracts may experience losses simultaneously and/or the frequent entry mechanism may result in suboptimal entry points during rapidly changing markets.

LIMITATION ON UPSIDE GAIN RISK. The Fund’s investment strategy involves exposure to synthetic Autocallable Contracts, which are designed to be automatically called if the value of the Underlying Reference Index exceeds the Autocallable Barrier on a scheduled Observation Date occurring after the Non-Callable Period. When an Autocallable Contract is called, the Fund will receive the value of the contract and payment on the coupon for that Observation Date. All remaining coupon payments will be cancelled, and the Fund will forego any further value based on coupon payments for the Autocallable Contract. As a result, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. This structure may cause the Fund to significantly underperform the Underlying Reference Index during periods of substantial appreciation. The Fund’s NAV may therefore lag the performance of the Underlying Reference Index, particularly in rising markets.

CASH TRANSACTIONS RISK. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

CORRELATION RISK. The Fund’s returns are not expected to correlate to the returns of the Autocallable Index, the Autocallable Contracts or the Underlying Reference Index. The Fund gains exposure to the Autocallable Index through swap agreements rather than direct investment in the underlying components of the Autocallable Index. As a result, the Fund’s return may not match the expected returns of the Autocallable Contracts or the Underlying Reference Index for a number of reasons, including: (i) transaction costs, fees, and operational constraints associated with both the swap agreements and the underlying Autocallable Contracts; (ii) the Fund’s portfolio may not perform as expected under certain market conditions; and (iii) the Fund’s performance may substantially deviate from investor expectations of how the portfolio should perform in various market conditions. Additionally, the Fund’s return may not match the return of the Autocallable Index due to operating expenses, transaction costs, cash management practices, and differences in calculation methodologies. These factors may cause the Fund’s return to underperform the return of the Autocallable Index, the Autocallable Contracts, or the Underlying Reference Index.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s derivative instruments, including swap agreements, and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to derive its exposure to shares of the underlying reference asset. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SWAP COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, including swap agreements. The Fund’s exposure to the Autocallable Index is obtained entirely through swap agreements with one or more counterparties. The Fund expects to obtain exposure to the Autocallable Index through swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance. The Fund may have substantial exposure to a single counterparty, further magnifying this risk. Certain counterparties may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk.

BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

DISTRIBUTION RISK. As part of the Fund’s investment objectives, the Fund seeks to provide current income. There is no assurance that the Fund will make a distribution at any given time. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

EQUITY SECURITIES RISK. The Fund’s exposure to the Underlying Reference Index indirectly subjects it to risks associated with equity markets. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

INDEX RISK. The Underlying Reference Index utilizes a volatility targeting approach, which may not function as intended under all market conditions. For example, the Underlying Reference Index may decrease its equity exposure during periods that later experience strong equity returns, thereby limiting upside participation. The Underlying Reference Index relies on trailing, historical realized volatility to set its exposure for the following day, and such reliance on historical volatility may not accurately predict future volatility or market conditions. Additionally, the Underlying Reference Index’s rebalancing schedule may not be sufficiently responsive to sudden market shifts. The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index, can further reduce returns, particularly in environments where equity returns are modest. The Fund’s use of derivatives linked to the Underlying Reference Index, and therefore the Underlying Equity Index, may also result in performance that lags the Underlying Reference Index for several reasons, such as: (i) derivatives may not track the Underlying Reference Index precisely and may underperform due to transaction costs, fees, or pricing differences; (ii) the Fund may encounter challenges in securing counterparties willing to enter into derivative contracts based on the Underlying Reference Index, or may only do so at unfavorable terms; and (iii) errors in the Underlying Reference Index’s methodology or inaccuracies in reporting by the Underlying Reference Index’s sponsor could impact performance.

There is no assurance that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be maintained indefinitely, or that the Fund will always be able to use these indices to pursue its investment strategies. If the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index is discontinued, becomes unavailable, or if the Adviser or the Fund’s Board of Trustees determines that cost-effective synthetic exposure to the indices is no longer feasible, the Fund may substitute a different index at its discretion and without prior notice to shareholders. Any replacement index may not perform similarly to the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, and the inability to access the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index could negatively impact the Fund’s ability to achieve its investment objective.

INDEX PROVIDER RISK. There is no assurance that the Index Provider for the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, or any agents that act on their behalf, will compile the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index accurately, or that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index accurately. Therefore, losses or costs associated with the Index Provider or agent errors generally will be borne by the Fund and its shareholders. Errors with respect to the quality, accuracy and completeness of the data used to compile the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index is less commonly used as a benchmark by funds or advisers. The Index Provider and its agents rely on various sources of information to assess the criteria of the Autocallable Contracts included in the Autocallable Index and the underlying constituents of the Underlying Reference Index and the Underlying Equity Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the calculation methodology or sources of information will provide an accurate assessment of included constituents. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a constituent or undertake other measures which could cause the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index to vary from its normal or expected composition.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LIQUIDITY RISK. Some investments held by the Fund, including swap agreements, may be difficult to sell or be illiquid, particularly during times of market turmoil. In particular, there is expected to be no secondary market for the swap agreements entered into with the swap counterparty, and the only source of liquidity for such instruments is anticipated to be the swap counterparty. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MONEY MARKET/SHORT-TERM SECURITIES RISK. To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

NEW FUND RISK. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-CORRELATION RISK. The Fund’s return may not match the return of the Autocallable Index. The Fund incurs operating expenses not applicable to the Autocallable Index, including the cost of investing in swap agreements, and these expenses, together with transaction costs and cash management practices, will reduce the Fund’s return relative to the Autocallable Index over time. As a result, the Fund’s return may underperform the return of the Autocallable Index.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund obtains exposure to the Autocallable Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Autocallable Index is no longer calculated, the Autocallable Index license is terminated or the identity or character of the Autocallable Index is materially changed, the Fund will seek to engage a replacement index.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The market price of Fund Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Fund Shares on the Exchange. The Adviser cannot predict whether Fund Shares will trade below, at or above their NAV because the Fund Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Fund Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained. During stressed market conditions, the market for Fund Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of Fund Shares and their NAV and the bid/ask spread on Fund Shares may widen. This risk is heightened in times of market volatility or periods of steep market declines.

SPECIAL TAX RISK. The Fund intends to qualify annually and to elect to be treated as a RIC under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund’s portfolio consists of swap agreements that provide exposure to an index comprised of synthetic autocallable contracts, which are priced using a valuation model utilized by the Index Provider. The value of the swap agreements may differ from the published index value due to factors such as transaction costs, counterparty pricing methodologies, or timing differences. As a result, the redemption value of the swap agreements may not precisely match the index value, which could affect the Fund’s NAV. The complex nature of autocallable structures may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for certain holdings of the Fund, the ability of the Fund to value such holdings may become more difficult. Therefore, the Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

Non-Principal Risks

AFFILIATED FUND RISK. In managing the Fund, the Adviser may select affiliated funds for investment. The Adviser may be subject to potential conflicts of interest in selecting affiliated funds because the fees paid to the Adviser by affiliated funds may be higher than the fees charged by other funds. Additionally, the Adviser may have an incentive to invest in affiliated funds to enhance the affiliated funds’ appeal to other investors, improve liquidity and trading, or support their investment strategies. These conflicts could result in the Fund investing in an affiliated fund instead of a comparable unaffiliated alternative. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest.

BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

ETF RISK. The Fund may invest in shares of ETFs. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities held by the ETFs, as well as the same structural risks faced by an investor purchasing shares of the ETFs, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

TAX RISK. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivative instruments it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in derivative instruments were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Management of the Fund

The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, distributor, custodian and fund administrator and fund accountant.

Investment Adviser

REX Advisers, LLC (the “Adviser”), 1241 Post Road, Second Floor, Fairfield, Connecticut 06824, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023.

Under the investment management agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate specified in the table below:

Fund	Management Fee
REX Defensive Autocallable Income ETF	0.74%

Under the Investment Management Agreement, the Adviser is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and extraordinary expenses.

The Fund may invest in affiliated ETFs that are managed by the Adviser. Accordingly, the Adviser and its affiliates may receive certain “fall-out benefits” in connection with the implementation of the Fund’s investment strategies. The Adviser and its affiliates may receive additional compensation, including advisory fees, from such affiliated ETFs. The indirect portion of the advisory fees that the Fund incurs through such investments in affiliated ETFs is in addition to the management fee payable to the Adviser by the Fund and is not subject to any offset, reduction or waiver. A discussion regarding the basis for the Board approving the Investment Management Agreement for the Fund will be available in the Fund’s Form N-CSR once that report is produced.

Fee Waiver Agreement

The Adviser has entered into a Fee Waiver Agreement with the Fund under which it has contractually agreed to waive a portion of its management fee equal to a percentage of the average daily net assets of the Fund at least through July 31, 2027, as set forth in the table below. The Fee Waiver Agreement may be terminated by the Trust, on behalf of the Fund, for any reason and at any time and by the Adviser only after July 31, 2027 upon 30 days’ prior notice to the Trust.

Fund	Waiver (% of Average Net Assets)
REX Defensive Autocallable Income ETF	0.09%

Portfolio Managers

Matthew Pelletier and Matthew Holcomb serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund.

●	Matthew Pelletier, Lead Portfolio Manager of the Adviser. Matthew Pelletier is a portfolio manager of the Fund. Mr. Pelletier joined an affiliate of the Adviser in 2021 as Managing Director of Portfolio Management. Previously, he held positions in Fixed Income Sales and Trading at BNP Paribas, Bank of the West and Susquehanna International Group. Mr. Pelletier has more than 20 years of experience in Banking and Financial Services. Mr. Pelletier earned an MBA from the University of California at Davis.

●	Matthew Holcomb, Managing Director and Head of Trading of the Adviser. Matthew Holcomb is a portfolio manager of the Fund. Mr. Holcomb joined the Adviser in 2025 as Senior Vice President, Senior Trader and Portfolio Manager. Previously, he was the Senior Trader, Portfolio Manager, and Business Leader for Ridgefield Capital Asset Management for over 20 years. Mr. Holcomb has more than 20 years of experience in Banking and Financial Services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

Manager of Managers Structure

The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.rexshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

How to Buy and Sell Shares

Most investors will buy and sell Fund Shares through broker-dealers at market prices. Fund Shares are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Fund Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of Fund Shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Fund Shares outstanding of the Fund.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which the Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire Fund Shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 Fund Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one (1) day after the AP’s redemption request is received, in accordance with the process set forth in the SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Fund Shares and is recognized as the owner of all Fund Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

Fund Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. However, direct trading by APs is critical to ensuring that Fund Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Fund Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Fund Shares purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. The presence of call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Treatment of the Fund’s Derivative Instruments

The Fund’s investments in offsetting positions may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Certain of the options included in the Fund’s portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. If the options held by the Fund are 1256 contracts, the options will not be subject to the straddle rules.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to determine the fair value of the Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before the Fund calculates its NAV. Generally, when determining the fair value of the Fund investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, serves as the administrator, transfer agent and fund accountant for the Trust.

U.S. Bank National Association serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Disclaimers

REX Advisers, LLC does not guarantee the accuracy and/or the completeness of the Autocallable Index, Underlying Reference Index, Underlying Equity Index or any data included therein, and REX Advisers, LLC shall have no liability for any errors, omissions or interruptions therein. REX Advisers, LLC makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Autocallable Index, Underlying Reference Index, Underlying Equity Index or any data included therein. REX Advisers, LLC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Autocallable Index, Underlying Reference Index, Underlying Equity Index or any data included therein. Without limiting any of the foregoing, in no event shall REX Advisers, LLC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Autocallable Index, Underlying Reference Index, Underlying Equity Index, even if notified of the possibility of such damages.

“Bloomberg®” and the indices referenced herein (the “Indices”, and each such index, an “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to REX ADVISERS LLC (the “Licensee”). To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property of such Third-Party Provider.

The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg or any Third-Party Provider. Neither Bloomberg nor any Third-Party Provider makes any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particularly. The only relationship between Bloomberg, Third Party Providers, and the Licensee is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Financial Products into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Neither Bloomberg nor any Third-Party Provider shall have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.rexshares.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The SEC has adopted Rule 12d1-4 under the 1940 Act. The Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information is therefore not available.

REX ETF TRUST

REX Defensive Autocallable Income ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Fund’s SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at 1-800-617-0004, on the Fund’s website at www.rexshares.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

REX ETF Trust

777 Brickell Avenue, Suite 500

Miami, Florida 33131

1-800-617-0004

www.rexshares.com

SEC File No. 333-283221

811-24023